UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1: Report to Shareholders

New Asia Fund	October 31, 2010

The views and opinions in this report were current as of October 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

We are pleased to report excellent results for the year ended October 31, 2010. Asian stock markets have been volatile, but virtually all have registered strong gains since October 2009. However, in the last six months, the largest markets—China, South Korea, and India—generally underperformed the smaller markets. Our analysts remain focused on bottom-up stock selection, which was an especially strong contributor to our favorable results versus the MSCI benchmark. As always, we look to buy and hold the best growth stocks in the Asia ex Japan region—a strategy that performed well during the reporting period.

Your fund posted strong returns as Asian stock markets rallied in the past 6- and 12-month periods. As shown in the Performance Comparison table, results for the New Asia Fund surpassed the MSCI All Country Asia ex Japan Index, our primary benchmark, and its Lipper peer group average. Our holdings in every sector advanced, and stock selection was the key contributor to outperforming our benchmark index in both periods. Over the past six months, the consumer staples and consumer discretionary sectors were strong contributors. For the year, both generated excellent results, as did our holdings in financials. As has been the case for several years, we remained overweight in China and India, which together accounted for about 53% of the fund at the end of the reporting period. Although the Chinese market performed in line with the benchmark over the past six months, it lagged for the year. Our Chinese holdings performed particularly well in both periods and powered the fund’s outperformance.

The New Asia Fund’s results continue to compare favorably with its broad market benchmark and competitor funds over short- and long-term periods, as shown in the Growth of $10,000 chart on page 12. Lipper ranked the fund in the best 14% in its category for the one- and five-year periods and in the top quartile for the last 10 years ended October 31, 2010. (Based on cumulative total return, Lipper ranked the New Asia Fund 7 out of 50, 14 out of 35, 4 out of 30, and 6 out of 25 funds in the Pacific ex-Japan funds universe for the 1-, 3-, 5-, and 10-year periods ended October 31, 2010, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks in the Asia ex Japan region were volatile but produced strong gains over the last 12 months. Markets drifted to lows in February before rallying sharply as risk appetite and confidence in emerging markets returned. Chinese stocks gained more than 10% in the last six months, although they were notable laggards in the benchmark for our fiscal year, returning less than 12%. Most other markets in the region were up more than 20% since October 2009, and the standouts—Thailand, the Philippines, and Indonesia—each advanced more than 50%.

Following our April 30, 2010, shareholder letter, Asian stock markets were basically flat for three months. Several key indicators signaled that the global economic recovery may be slowing, and investors became concerned about the ongoing European debt crisis, signs of weakness in U.S. economic data, and rising inflation and a slowdown in growth in China. However, stocks rallied during the last three months of the reporting period, driven by better U.S. economic data, abundant global liquidity, strong domestic consumer demand, and better-than-expected corporate results. Speculation about the Federal Reserve’s second round of quantitative easing, dubbed “QE2,” provided an additional boost to stock markets worldwide.

PORTFOLIO REVIEW

India
We maintained a significant overweight in India compared with the benchmark. At the end of the reporting period, our 25% allocation in India was more than double the 12% allocation in the MSCI benchmark. Indian stocks generated solid returns over the last six and 12 months, and economic growth remained robust. India’s economy remains strong, and we continue to find attractive growth companies in the infrastructure, consumer discretionary, and financials sectors. We expect India’s growth to outpace every country except China for the foreseeable future. India’s economy is less dependent on economic growth than most other Asian markets because domestic consumption represents about half of the economy, and it operates largely on a cash basis.

The portfolio’s best contributor for the past six and 12 months, and one of our 10 largest holdings, was Bajaj Auto, India’s second-largest motorcycle manufacturer. The company continues to benefit from solid consumer spending, a successful product launch, and market share gains that contributed to strong earnings and profit margins. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the fund.)

Overall, stock selection in India was good, and our overweight allocation aided absolute and relative results. Among our top-performing Indian financials sector holdings, we added to our large position in the State Bank of India, and we initiated a position in ICICI Bank. Both commercial banks are benefiting from strong credit demand and stable margins. We believe that return on equity is rising due to these factors, plus, nonperforming loan costs are declining.

India needs to accelerate its spending on infrastructure, and we estimate that over the next five years, cumulative infrastructure spending will total more than $1 trillion. The government’s focus is on road and power-generating facility construction, the lack of which has hurt economic growth. The government is promoting these types of projects to reduce inefficiencies, and it is attempting to ensure that infrastructure developers have adequate access to capital. Historically, the largest impediment in achieving these goals has been the country’s bureaucracy.

We believe that the country will need to enlist the private sector to augment infrastructure development. The state cannot fund all of the costs and does not want to take on all of the investment risk. Industrial stocks, including Jaiprakash Associates and Container Corporation of India, have been prime beneficiaries of infrastructure spending and continue to take market share in their respective segments. Although both generated disappointing results for the past six months, we think they will be good longer-term performers as projects are completed and earnings accelerate. We intend to be patient, but we also want to mitigate the risk by owning a basket of what we consider to be the companies with the best execution track records. GMR Infrastructure was a large detractor in the latest six-month period. Mundra Port, which performed somewhat better in the last six months, has been a top contributor in prior reporting periods. Most infrastructure development stocks have underperformed the market in the last 12 months due to lack of earnings and stable cash flows largely because they are in a build-out stage. We believe that over the longer term, as earnings and cash flow turn positive, companies with high-quality assets will perform better.

China
We have maintained an overweight allocation to China, which accounted for 28% of the portfolio at the end of the reporting period. The country’s economic growth has set the standard for the world, advancing at a double-digit clip while many developed markets struggle to scratch out mildly positive gains. Chinese growth has been supported by the massive scale of its rapid urbanization and industrialization, as well as its increasingly strong domestic consumption. However, Chinese stocks, as measured by the MSCI China Index, lagged over the last 12 months due to fears of oversupply in the property sector and policy risks associated with the government’s efforts to rein in liquidity and inflation. With this backdrop, the portfolio has a strong bias toward domestic consumption. Almost three-quarters of the portfolio’s holdings in China are consumption oriented. We believe that Chinese consumer stocks can perform well for the foreseeable future, and these companies tend to face relatively less policy risk. In general, we are adding when we see consumer companies trading at reasonable valuations, and we especially favor names in the Internet and branded-product segments.

Stock selection in China was a strong contributor to the portfolio’s relative performance. Information technology holding Sina was a top contributor. The company continues to generate excellent sales and earnings results as it benefits from the growing number of Internet users in China. Mobile devices and e-commerce are the key trends driving Chinese Internet growth in the medium term. Sina (display and micro-blogging) should be a prime beneficiary—the company reported that it now has about 50 million users of its Twitter-like service. Other strong performers in the Internet software and services industry were Tencent, the fund’s second-largest position, and Baidu. Tencent, which operates China’s largest Internet messaging service and is one of its most popular websites, is benefiting as online advertising penetration increases and from the success of its online games. Baidu is the leading Chinese Internet search engine. It has gained market share due to Google’s departure from China.

The consumer staples sector, totaling 17.3% of the fund, was the portfolio’s best absolute and relative performance contributor. Hengan International, a top-five portfolio holding, was the best contributor in the sector. We like this leading Chinese paper products company because of its defensive product mix and solid outlook. China Yurun Food also generated excellent gains. The company, a leading vertically integrated meat-product processor and supplier, continues to report fast-growing sales and earnings and strong profit margins. In the consumer discretionary sector (9.8% of the portfolio), Ctrip.com International, a Chinese provider of discount hotel reservations, airline tickets, and package tours, posted good revenues and earnings over the last six months thanks in part to the improving consumer spending environment. There were very few significant detractors across our Chinese consumer holdings in the past six and 12 months.

Overall, the portfolio benefited from its significant underweight allocation in financials, and stock selection within the sector was a solid relative performance contributor. We recently added to several larger-cap companies where we see good relative valuations, such as Industrial and Commercial Bank of China and Ping An. At the same time, we trimmed our positions in China Citic Bank, which posted underwhelming performance over the past year, and Agricultural Bank, which has performed well since its initial public offering and now appears less attractive. We also eliminated two commercial banks, BOC Hong Kong and China Merchant Bank. Although financials—at almost 21% of the fund—are our second-largest allocation, we hold about two-thirds of the allocation in the MSCI benchmark.

STRATEGY REVIEW AND THE REST OF ASIA

As always, we are looking to own the best growth companies—those with high or improving returns on invested capital—in the region. South Korea (13% of the portfolio) and Taiwan (8%) are mature export-driven economies, and we believe there are fewer strong growth opportunities in these markets than in the rest of the region. We are finding companies that are performing well at home and taking advantage of the global economic recovery and expanding their market share abroad. However, our allocations in both countries are still well below those in our benchmark largely because of our overweight allocations in India and China. The underweight allocation benefited relative performance in the last six months but hurt our results for the year.

Stock selection in Taiwan hurt our relative returns over the past year. We have sizable positions in leading global technology companies such as Foxconn Technology, Synnex Technology International, and Taiwan Semiconductor, all of which generated mixed results, Foxconn is a multinational subsidiary of Hon Hai Precision Industry and one of the world’s largest electronics components manufacturers. The stock was a poor performer over the last six months and year. Synnex is the largest distributor of information and communication technology products in the Asia-Pacific region and is expanding its presence in mainland China. Synnex produced solid gains over the past six and 12 months. Taiwan Semiconductor is the world’s largest semiconductor manufacturer. The stock has generated middling performance for the past six and 12 months, but we like the company because it is a leader in its industry and holds the prospect of generating solid results as demand improves. Additionally, companies in the industry are now displaying better supply discipline than they have historically.

In South Korea, we eliminated our profitable position in Samsung Fine Chemicals and used the proceeds to add to our largest holding, Samsung Electronics. We remain positive on Samsung Electronics despite a bout of recent weakness due to short-term concerns about falling memory chip prices. The company is a market leader, generates consistently strong profit margins, and continues to execute well across all of its business units—memory chips, mobile handsets, flat-screen TVs, and semiconductors. Late in the reporting period, we added to our position in Hyundai Motor. The stock has been a solid performer, and we think it can continue to expand its profit margins and global market share. In addition to the common stock, we added preferred shares, which trade at a significant discount. Hyundai KIA Automotive Group is the second-largest automaker in Asia behind Toyota. Concurrently, we trimmed our stake in Glovis, which is the logistics arm of Hyundai Group and has a high correlation with Hyundai but is much less liquid.

In the last three months of the reporting period, we increased our exposure to the Philippines, making it our third-largest overweight versus the benchmark. We initiated positions in two banks—Metropolitan Bank & Trust and Banco De Oro Unibank—that we view favorably in light of the country’s solid growth prospects as a result of new leadership. We also initiated a position in Metro Pacific Investments, a small-cap company with interests mainly in infrastructure development and management. The company’s infrastructure portfolio is focused on high-growth, high-return businesses. The shares trade at a large discount to their intrinsic value and at a low earnings multiple.

OUTLOOK

The Asia ex Japan region and emerging markets in general have shown impressive resilience compared with most mature markets, where growth rates are anemic and increasing debt has constrained investment. Economic expansion in Asia remains strong, driven by long-term themes, such as rising levels of urbanization, industrialization, and domestic consumption. While many governments have grown anxious that robust growth will result in increased inflationary and currency pressures, they are taking steps to impose tighter fiscal policies, which we believe should result in healthier, and therefore more sustainable, growth rates over the long term.

From a valuation perspective, we have become more cautious. While valuations in aggregate are still reasonable, we are mindful that some individual stocks are looking stretched. If we get to the point where we believe a company’s earnings are unlikely to be upgraded further, we will sell into strength and rotate the proceeds into opportunities where we see better value.

In the context of a challenging global environment, China and India continue to be the most compelling Asian economies. Indian inflationary pressures remain elevated, but the strength of the economy suggests that there is still room for additional rate increases. We believe China is in the midst of a long-term rebalancing of its economy, which should result in less reliance on exports and fixed-capital investments. This process will be hard to predict and not smooth, but we are comfortable with the direction of change.

We have become increasingly attracted to several of the smaller markets in the region that have performed well because many businesses in this region are generating improving earnings and returns. The political environment in some of these markets has improved, and that has increased investor confidence. It appears that government budget deficits are manageable across most Southeast Asian markets, and the companies that we favor have strong balance sheets. We particularly favor Indonesia and have added selectively there over the past year. In the Philippines, we believe growth can accelerate due to new political leadership. However, liquidity remains an issue within these smaller markets.

As always, we remain committed to identifying the themes and emerging trends that are shaping the investment landscape in order to find the region’s best growth companies. Our core strength is bottom-up stock selection—finding companies with strong management teams and sustainable earnings and cash flow growth and buying them at reasonable valuations.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Anh Lu
Portfolio manager and chairman of the fund’s Investment Advisory Committee

November 19, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI All Country Asia ex Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Return on equity (ROE): ROE is a valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). Return on equity measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡
NET ASSET VALUE					
Beginning of period	$ 14.39	$ 8.01	$ 25.16	$ 13.87	$ 11.31
Investment activities					
Net investment income	0.10	0.09	0.39	0.26	0.21
Net realized and unrealized gain (loss)	4.94	6.69	(15.61)	12.83	3.19
Total from investment activities	5.04	6.78	(15.22)	13.09	3.40
Distributions					
Net investment income	(0.08)	(0.40)	(0.19)	(0.21)	(0.12)
Net realized gain	(0.04)	–	(1.75)	(1.59)	(0.72)
Total distributions	(0.12)	(0.40)	(1.94)	(1.80)	(0.84)
Redemption fees added to paid-in capital	–	–	0.01	–	–
NET ASSET VALUE					
End of period	$ 19.31	$ 14.39	$ 8.01	$ 25.16	$ 13.87
Ratios/Supplemental Data					
Total return[(1)]	35.20%	88.57%	(65.12)%	105.57%	31.58%
Ratio of total expenses to average net assets	0.96%	1.01%	0.96%	0.93%	1.05%
Ratio of net investment income to average net assets	0.61%	0.83%	2.35%	1.53%	1.63%
Portfolio turnover rate	49.4%	59.6%	55.4%	53.4%	76.3%
Net assets, end of period (in millions)	$ 5,261	$ 3,619	$ 1,828	$ 5,913	$ 1,883

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

CHINA 28.2%

	Shares/$ Par	Value
Common Stocks 27.3%		
Agricultural Bank of China, H Shares (HKD) (1)(2)	91,303,000	48,177
Alibaba.com (HKD) (1)(2)	30,373,500	59,091
Baidu, ADR (USD) (2)	283,200	31,155
China Citic Bank, H Shares (HKD)	55,150,000	39,986
China National Building, H Shares (HKD)	21,282,000	51,947
China Pacific Insurance, H Shares (HKD) (1)	13,390,200	55,452
China Unicom Hong Kong (HKD)	36,206,000	51,474
China Yurun Food Group (HKD)	16,542,000	64,023
Ctrip.com International, ADR (USD) (2)	1,360,700	70,852
Digital China Holdings (HKD)	855,000	1,544
Dongfeng Motor, H Shares (HKD)	14,276,000	30,905
ENN Energy Holdings (HKD)	34,650,000	103,263
Hengan International Group (HKD)	11,607,000	109,912
Industrial & Commercial Bank of China, H Shares (HKD)	69,422,000	55,887
Kingboard Laminates Holding (HKD)	24,635,500	23,773
Mindray Medical International, ADR (USD)	839,315	24,323
Nine Dragons Paper (HKD)	23,910,000	38,558
Ping An Insurance, H Shares (HKD)	2,558,500	27,429
Ports Design (HKD)	15,017,500	36,463
Shandong Weigao Group Medical Polymer, H Shares (HKD) (1)	13,728,000	35,953
Sina (USD) (2)	1,746,300	98,317
Tencent Holdings (HKD)	5,830,500	133,666
Tsing Tao Brewery, H Shares (HKD)	8,680,000	46,585
Uni President China Holdings (HKD) (1)	62,854,000	44,761
Want Want China Holdings (HKD)	47,133,000	43,477
Wumart Stores, H Shares (HKD) (1)(5)	34,262,000	80,359
Yingde Gases (HKD) (2)	36,625,500	31,422
		1,438,754
Common Stocks - China A shares 0.9% (3)		
Ping An Insurance	3,119,916	28,024

Shenzhen Development Bank (2)	6,564,613	18,117
		46,141
Total China (Cost $902,134)		1,484,895

HONG KONG 3.7%

Common Stocks 3.7%

AIA Group (2)	9,353,000	27,873
China Resources Gas Group	30,202,000	44,887
Hong Kong Exchanges	1,315,900	28,962
Kerry Properties	12,132,000	67,302
Techtronic Industries	23,840,000	24,144
Total Hong Kong (Cost $159,348)		193,168

INDIA 25.3%

Common Stocks 25.3%

AIA Engineering	1,398,636	13,073
Allied Digital Services (5)	3,454,029	17,175
Bajaj Auto	2,366,972	80,879
BF Investment (2)	1,645,409	6,652
Container Corporation of India	2,890,754	86,153
Dish TV India (2)	17,076,687	21,565
Dr. Reddy's Laboratories	1,266,567	47,327
Dr. Reddy's Laboratories, ADR (USD)	338,895	12,820
Educomp Solutions	1,822,971	22,506
Emami	4,526,659	46,464
Exide Industries	17,585,866	61,417
Genpact (USD) (2)	2,488,300	39,564
GMR Infrastructure (2)	35,546,798	42,728
GVK Power & Infrastructure (2)	39,573,015	37,992
Housing Development Finance	1,707,510	26,394
ibn18 Broadcast (2)	4,660,722	12,091
ICICI Bank	1,745,487	45,738

Infosys Technologies	970,363	64,808
Infrastructure Development Finance	2,809,874	12,650
Infrastructure Development Finance, QIP Shares (2)	3,654,895	16,454
ITC	12,052,165	46,120
Jaiprakash Associates	24,548,273	66,530
Jubilant Foodworks (2)(5)	3,523,639	40,523
Kotak Mahindra Bank	3,960,236	41,470
Marico Limited	20,515,843	63,060
Mundra Port	3,678,830	12,604
Mundra Port & Sez Limited	5,315,465	18,211
Oberoi Realty (2)	3,096,778	19,344
Oberoi Realty Anchor (2)	638,823	3,791
Phoenix Mills (5)	7,858,012	44,221
Redington India (5)	28,463,760	51,193
Reliance Industries	2,727,739	67,366
State Bank of India	1,304,971	92,736
United Spirits	1,438,804	48,322
Total India (Cost $875,774)		1,329,941

INDONESIA 4.4%

Common Stocks 4.4%

AKR Corporindo	121,922,500	20,599
Astra International	7,666,000	48,891
Bank Mandiri	62,835,500	49,214
PT Krakatau Steel (2)	143,985,000	13,694
Telekomunikasi	43,776,500	44,572
XL Axiata (2)	85,486,000	54,998
Total Indonesia (Cost $150,959)		231,968

MALAYSIA 3.6%

Common Stocks 3.6%

CIMB Group Holdings Berhad	46,873,270	124,885

Malayan Cement	10,164,200	26,133
Malaysia Airports Holdings	19,449,700	37,943
Masterskill Education	722,200	671
Rexit (5)	14,601,000	1,971
Total Malaysia (Cost $118,541)		191,603

PHILIPPINES 4.1%

Common Stocks 4.1%		
Banco De Oro Unibank	21,272,500	30,163
Energy Development	379,954,500	52,992
Metro Pacific Investments	251,589,000	25,089
Metropolitan Bank & Trust	23,915,390	43,556
SM Investments	5,115,530	64,806
Total Philippines (Cost $155,417)		216,606

SINGAPORE 4.2%

Common Stocks 4.2%		
Capitamall Trust, REIT	49,603,000	75,882
Capitaretail China Trust, REIT	14,752,000	14,361
Fraser & Neave	8,504,000	40,999
Golden Agri-Resources	59,847,000	30,055
Venture	2,537,000	17,759
Wilmar International	8,387,000	41,472
Total Singapore (Cost $167,797)		220,528

SOUTH KOREA 13.2%

Common Stocks 12.2%		
Amorepacific	62,877	58,113
Glovis	288,948	40,957
Hyundai	297,392	44,929
Hyundai Development	965,580	27,116

KCC	73,823	24,471
LG Display	1,438,880	49,231
LG Household & Health Care	166,680	55,548
NHN (2)	294,087	52,140
Posco	126,900	52,102
Samsung Electronics	175,501	116,195
Samsung Fire & Marine	291,812	50,051
Shinsegae	135,131	68,571
		639,424
Preferred Stocks 1.0%		
Hyundai Motor	318,477	17,576
Samsung Electronics	75,308	37,010
		54,586
Total South Korea (Cost $588,514)		694,010
TAIWAN 7.4%		
Common Stocks 7.4%		
Chunghwa Telecom	20,168,000	47,157
FoxConn Technology	21,175,940	66,111
MediaTek	2,399,747	30,172
Quanta Computer	6,531,000	11,986
Siliconware Precision Industries	44,757,000	48,964
Synnex Technology International	27,625,349	67,572
Taiwan Cement	31,631,000	33,675
Taiwan Semiconductor	40,945,574	83,973
Total Taiwan (Cost $348,896)		389,610
THAILAND 2.4%		
Common Stocks 2.4%		
Banpu	2,281,450	58,901

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/10	Value 10/31/09
Allied Digital Services	$ 3,979	$ -	$ 76	$ 17,175	$ 12,846
Jubilant Foodworks	22,887	5,078	-	40,523	-
Phoenix Mills	637	-	205	44,221	24,259
Redington India	1,390	-	604	51,193	32,193
Rexit	-	-	154	1,971	2,701
Television Eighteen India	-	9,686	-	-	*
Wumart Stores	6,672	5,636	733	80,359	61,353
T. Rowe Price Reserve Investment Fund, 0.26%	¤	¤	406^	168,418	163,474
Totals			$ 2,178	$403,860	$ 296,826

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 340,604
Dividend income	2,178
Interest income	-
Investment income	$ 2,178
Realized gain (loss) on securities	$ 8,733
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,690,062)	$ 5,250,337
Foreign currency (cost $34,002)	33,953
Receivable for shares sold	4,225
Receivable for investment securities sold	3,678
Dividends and interest receivable	2,629
Cash	50
Other assets	59,718
Total assets	5,354,590
Liabilities	
Payable for investment securities purchased	41,296
Obligation to return securities lending collateral	37,624
Investment management fees payable	3,589
Payable for shares redeemed	1,136
Due to affiliates	333
Other liabilities	9,644
Total liabilities	93,622
NET ASSETS	$ 5,260,968
Net Assets Consist of:	
Undistributed net investment income	$ 23,633
Accumulated undistributed net realized loss	(200,145)
Net unrealized gain	1,559,843
Paid-in capital applicable to 272,399,121 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	3,877,637
NET ASSETS	$ 5,260,968
NET ASSET VALUE PER SHARE	$ 19.31

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On May 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of October 29, 2010, the last business day in the fund’s fiscal year ended October 31, 2010. Some foreign markets were open between October 29 and the close of the reporting period on October 31, but any differences in values and foreign exchange rates subsequent to October 29 through October 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2010, totaled $0 for the year ended October 31, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2010, approximately 90% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A shares During the year ended October 31, 2010, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price International, Inc. (TRPI), which serves as the registered QFII for all participating T. Rowe Price-sponsored investment companies. Investment decisions related to A shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax will be imposed, accrued taxes are reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On October 31, 2010, the value of loaned securities was $35,618,000 and cash collateral investments totaled $37,624,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,355,388,000 and $2,020,956,000, respectively, for the year ended October 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the tax treatment of cash received from certain regulatory settlements. Reclassifications between income and gain relate primarily to the character of foreign capital gains taxes. For the year ended October 31, 2010 the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended October 31, 2010 and October 31, 2009, totaled $29,944,000 and $87,079,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, the realization of unrealized gains/losses on passive foreign investment companies and capital gains tax for China A shares for tax purposes.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2010, the fund utilized $479,167,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of October 31, 2010, all expire in fiscal 2017.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2010, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2010, expenses incurred pursuant to these service agreements were $147,000 for Price Associates; $2,655,000 for T. Rowe Price Services, Inc.; and $207,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2010, the fund was allocated $99,000 of Spectrum Funds’ expenses, of which $65,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $4,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2010, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price New Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Asia Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $9,981,000 from short-term capital gains.

For taxable non-corporate shareholders, $34,066,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $49,358,000 and foreign taxes paid of $8,116,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, , resignation or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Investment Services Limited, T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and
T. Rowe Price Services, Inc.; Director, T. Rowe Price International,
Inc.; Chief Executive Officer, Chairman of the Board, Director, and
President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services
Limited and T. Rowe Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price International, Inc.
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Global
Vice President	Investment Services Limited, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Tak Yai Cheng, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Deutsche Bank

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Equity Research Analyst, MTB Investment
Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
European Pharmaceuticals and Biotech Analyst,
Bear Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe
Executive Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	T. Rowe Price Global Investment Services
Limited, and T. Rowe Price International, Inc.;
formerly Senior Portfolio Manager, Australian
Equities (to 2010), and Head of Research,
Australian Equities (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Japanese Financial/Real Estate Sector
Analyst/Portfolio Manager, Citadel Investment
Group, Asia Limited (to 2009); Research
Analyst, Japanese Equities & Sector Fund
Portfolio Manager, Fidelity Investments Japan
Limited (to 2007)

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe
Executive Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Deutsche Bank (Hong Kong) (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Fayez Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Assistant Vice President of
Investment Banking, Citigroup Global Markets,
Inc. (to 2005)

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Sridhar Nishtala (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, T. Rowe Price Retirement Plan
Services, Inc., and T. Rowe Price Services, Inc.;
Vice President, T. Rowe Price, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, F&C Asset Management (London)
(to 2006)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Naoto Saito (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	HBK Capital Management (to 2008), student,
Stanford Graduate School of Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price International, Inc.
Vice President

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price International,
Vice President	Inc.; formerly student, London Business
School (to 2008); Associate-Senior Systems
Analyst, Goldman Sachs International (London)
(to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
student, Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Wenli Zheng (1979)	Vice President, T. Rowe Price International,
Vice President	Inc.; formerly student, University of Chicago
Graduate School of Business (to 2008);
Strategy Consultant, Capgemini (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

   (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,429,000 and $2,179,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 17, 2010